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Allianz Funds
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ALLIANZ FUNDS

ALLIANZ NFJ RENAISSANCE FUND

1345 Avenue of the Americas

New York, NY 10105

INFORMATION STATEMENT

August 21, 2009

GENERAL INFORMATION

The Trustees of Allianz Funds (the “Trust”) are distributing this Information Statement in connection with the approval of a new portfolio management agreement for the Allianz NFJ Renaissance Fund (formerly the Allianz OCC Renaissance Fund) (the “Fund”). As discussed in this Information Statement, NFJ Investment Group LLC (“NFJ”) was retained as the sub-adviser to the Fund (“Sub-Adviser”) effective as of June 8, 2009 pursuant to an Addendum to Portfolio Management Agreement, which added the Fund to NFJ’s existing portfolio management agreement with Allianz Global Investors Fund Management LLC with respect to other series of the Trust (the “NFJ Portfolio Management Agreement”) and the Fund’s portfolio management agreement (the “OCC Portfolio Management Agreement”) with its prior sub-adviser, Oppenheimer Capital LLC (“OCC”), was terminated. This Information Statement also describes generally the terms of the NFJ Portfolio Management Agreement. As explained in this Information Statement, the NFJ Portfolio Management Agreement is substantially similar to the OCC Portfolio Management Agreement, except for the identity of the sub-adviser. The change in sub-adviser to NFJ did not result in any change in the Fund’s investment objective, policies, fees or expenses, value focus or target market capitalization range for investments, as disclosed in each of the Fund’s Prospectuses. However, the change in sub-adviser to NFJ resulted in certain changes to the Fund’s investment strategies, processes and techniques, as well as principal risks. This Information Statement is being distributed to shareholders on or about August 25, 2009.

No approval by shareholders was required to effect the change in sub-advisers for the Fund. The Fund is providing this Information Statement solely for your information as required by an exemptive order issued by the Securities and Exchange Commission (the “SEC”), as described herein. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

I.	NFJ PORTFOLIO MANAGEMENT AGREEMENT

At the recommendation of Allianz Global Investors Fund Management LLC (“Allianz Global Fund Management” or the “Adviser”), the Trustees, including the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Trust (the “Independent Trustees”), terminated the appointment of OCC as sub-adviser to the Fund and approved (a) the replacement of OCC with NFJ as sub-adviser to the Fund and (b) an addendum to the

NFJ Portfolio Management Agreement adding the Fund to the agreement. The transfer of sub-advisory responsibilities was effective as of June 8, 2009. A description of the NFJ Portfolio Management Agreement, including the services provided thereunder, the procedures for termination and renewal, and other information, is set forth below.

In general, under the 1940 Act, it is unlawful for any person to serve as an investment adviser or sub-adviser to a registered investment company, such as the Fund, except pursuant to a written contract that has been approved by the shareholders of the investment company. Shareholders of the Fund, however, have previously approved a mechanism by which the Adviser may enter into new or amended sub-advisory agreements with one or more sub-advisers with respect to the Fund without obtaining shareholder approval of such agreements, subject to the conditions of an exemptive order that has been granted by the SEC. The conditions include a requirement that the Board of Trustees, including the Independent Trustees, approve any such agreement and a requirement that the Fund provide an information statement to its shareholders within 90 days after the hiring of any new sub-adviser. In addition, the exemptive order currently prohibits the Adviser from entering into sub-advisory agreements with affiliates of the Adviser without shareholder approval, unless such affiliates are substantially wholly-owned by Allianz Global Investors of America L.P. (“Allianz”), as NFJ is. Subject to the ultimate responsibility of the Board of Trustees, the Adviser has the responsibility to oversee its sub-advisers and to recommend their hiring, termination and replacement.

Description of the OCC Portfolio Management Agreement

OCC previously managed the assets of the Fund pursuant to the OCC Portfolio Management Agreement, dated March 3, 2005, between Allianz Global Fund Management (formerly PA Fund Management LLC) and OCC. The OCC Portfolio Management Agreement was last approved by the Trustees of the Trust at a meeting held on December 4, 2008 in connection with the Trustees’ annual review of the Fund’s advisory arrangements. The OCC Portfolio Management Agreement was last approved by the Fund’s shareholders on March 3, 2000 in connection with the acquisition of the parent company of the Fund’s adviser by Allianz SE (formerly Allianz AG), which caused the termination of the advisory and sub-advisory agreements in effect at the time of the acquisition. The OCC Portfolio Management Agreement provided that, subject to the general supervision of the Trustees and the Adviser, OCC would provide a continuous investment program for the Fund and determine the composition of the Fund’s investment portfolio, including determination of the purchase, retention or sale of securities, cash and other investments for the Fund.

The terms of the OCC Portfolio Management Agreement are substantially similar to those described below under “Description of the NFJ Portfolio Management Agreement.” Under the OCC Portfolio Management Agreement, the Adviser (not the Trust) paid OCC a monthly fee for serving as sub-adviser to the Fund at the annual rate of 0.50% of average daily net assets. During the fiscal year ended June 30, 2008, this rate was subject to a voluntary fee waiver of 0.05% and the sub-advisory fees paid to OCC for its services to the Fund were $7,685,990. Absent the waiver, the sub-advisory fees paid would have been approximately $8,090,516. During the fiscal year ended June 30, 2009, the Adviser paid sub-advisory fees in the amount of $3,822,909, a portion of which was paid to NFJ for its role as sub-adviser to the Fund from June 8, 2009 through June 30, 2009. The 0.05% voluntary waiver was in place until the replacement of OCC with NFJ as sub-adviser to the Fund on June 8, 2009.

Description of the NFJ Portfolio Management Agreement

The following discussion of the NFJ Portfolio Management Agreement is qualified in its entirety by reference to the NFJ Portfolio Management Agreement and the Addendum thereto adding the Fund to the Agreement, both of which are attached to this Information Statement as Appendix A. The addition of the Fund to the NFJ Portfolio Management Agreement was approved by the Board of Trustees of the Trust, including the Independent Trustees, at an in-person meeting held June 4, 2009, and was effective as of June 8, 2009.

The NFJ Portfolio Management Agreement provides that, subject to the general supervision of the Trustees and the Adviser, NFJ shall provide a continuous investment program for the Fund and determine the composition of the Fund’s investment portfolio, including determination of the purchase, retention or sale of securities, cash and other investments for the Fund. NFJ provides such services in accordance with the Fund’s investment objective, investment policies and investment restrictions as stated in the Trust’s registration statement filed with the SEC, as supplemented and amended from time to time.

For the services provided, the Adviser (not the Fund) pays NFJ a monthly fee at the annual rate of 0.50% of average daily net assets, the same contractual fee rate to which OCC was previously entitled under the OCC Portfolio Management Agreement. The fee paid to NFJ, however, is not subject to the voluntary fee waiver of 0.05% that the fee paid to OCC was previously subject to.

The NFJ Portfolio Management Agreement provides that it will continue in effect with respect to the Fund for a period of two years from its effective date and thereafter on an annual basis provided such continuance is approved at least annually (a) by a vote of the majority of the entire Board of Trustees of the Trust or (b) by the vote of a majority of the outstanding voting securities of the Fund, and provided that continuance is also approved by a vote of the majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust, the Adviser or NFJ, cast in person at a meeting called for the purpose of voting on such approval. The NFJ Portfolio Management Agreement provides that it may not be materially amended with respect to the Fund without a vote of the majority of the outstanding voting securities of the Fund, except to the extent permitted by the terms of any exemptive relief that may be granted by the SEC or by any applicable SEC rule, and also provides that it terminates automatically in the event of its “assignment” (as defined in the 1940 Act).

The NFJ Portfolio Management Agreement may be terminated at any time with respect to the Fund, without the payment of any penalty by (a) the Trust by a vote of the majority of the Board of Trustees or by the vote of a majority of the outstanding voting securities of the Fund, upon 60 days’ written notice to NFJ, (b) by the Adviser upon 60 days’ written notice to NFJ, or (c) by NFJ upon 60 days’ written notice to the Trust.

The NFJ Portfolio Management Agreement provides that, except as required by applicable law, NFJ and its affiliates and controlling persons shall not be liable for any act or omission or mistake in judgment connected with or arising out of any services rendered under the Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of NFJ’s obligations and duties under the Agreement. In addition, the NFJ Portfolio Management Agreement generally provides that the Adviser and NFJ shall indemnify the other party and its affiliates and controlling persons for liability incurred by such persons arising out of the indemnifying party’s responsibilities to the Trust, based on (a) the misfeasance, malfeasance or nonfeasance of the indemnifying party or its employees, representatives, affiliates or persons acting on its behalf or (b) any untrue statement or alleged untrue statement of a material fact contained in the registration statement, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in the case of NFJ, if such a statement or omission was made in reliance upon information furnished to the Adviser, the Trust, or any affiliated person of the Trust by NFJ or any affiliated person of NFJ, or in the case of the Adviser, unless such a statement or omission was made in reliance upon written information furnished to the Adviser or any affiliated person of the Adviser by NFJ or any affiliated person of NFJ.

Trustees’ Considerations. In approving the NFJ Portfolio Management Agreement, the Trustees, including the Independent Trustees, requested and evaluated information about NFJ provided by the Adviser and NFJ, which, in the Adviser’s and NFJ’s opinions, constituted all information reasonably necessary for the Trustees to form a judgment as to whether the NFJ Portfolio Management Agreement would be in the best interests of the Fund and its shareholders. The Trustees considered and approved the addition of the Fund to the NFJ Portfolio Management Agreement at an in-person meeting held on June 4, 2009, for which they received information relating to the proposal, but also took into account information regarding the Fund and its fees and expenses and NFJ and its personnel and resources that the Board had most recently reviewed in connection with the annual review of the Trust’s advisory and sub-advisory arrangements, culminating in the approval of these arrangements in December, 2008.

The retention of NFJ initially was reviewed by the Performance Committee of the Board of Trustees. The Performance Committee discussed the proposal with representatives of the Adviser and NFJ and recommended to the full Board of Trustees that the NFJ Portfolio Management Agreement be approved.

During the course of their review, the Trustees met with and discussed the proposal with representatives of the Adviser and considered the recommendation of the Performance Committee. The Trustees also received assistance and advice, including written memoranda, from counsel regarding the legal standards applicable to the consideration of advisory arrangements. The Independent Trustees were also assisted in their evaluation of the proposal by independent legal counsel, with whom they met separately from management.

In considering the proposed change in sub-advisers, the NFJ Portfolio Management Agreement and the information about NFJ provided, the Trustees considered the nature, extent and quality of the services to be provided by NFJ, taking into account the relative complexity of managing the Fund, the size of NFJ’s staff and NFJ’s assets under management, and the adequacy of NFJ’s resources given the size and complexity of the Fund and NFJ’s other assets under management. Among other matters, the Trustees considered the management style to be used for the Fund, which was described as investing in securities of companies of any market capitalization (though typically in the $1 to $15 billion range) that the portfolio managers believe to be undervalued, the fact that this value-management style is a core investment approach of NFJ used for other series of the Trust and the fact that OCC used an all-capitalizations value approach in managing the Fund previously. The Trustees also considered the total return performance of the Fund through March 31, 2009 as well as performance information about a model portfolio developed by NFJ for a managed account platform utilizing a similar investment strategy to that proposed for the Fund. In addition, the Trustees considered the identities and experience of the investment personnel at NFJ who would be providing portfolio management services to the Fund, including Paul A. Magnuson (as Lead), Benno J. Fischer, and Morley D. Campbell, who would share primary responsibility for the day-to-day management of the Fund. The Trustees took into account, among other information, the strong performance records of the other series of the Trust managed by NFJ and the individual portfolio managers using a value-based investment approach, based on a comparison of the performance of these series with the performance of benchmark indices and peer funds identified by Lipper, Inc. (“Lipper”).

The Trustees also took into account Allianz Global Fund Management’s belief that NFJ’s strong brand and name recognition in the marketplace and solid performance record as a value manger may help to reverse the substantial net redemptions realized by the Fund in recent years.

The Trustees also considered that the NFJ Portfolio Management Agreement would have terms and conditions substantially identical to those of the OCC Portfolio Management Agreement and portfolio management agreements pursuant to which other affiliates of the Adviser provide sub-advisory services to other series of the Trust. The Trustees considered the proposed sub-advisory fees and noted that neither the sub-advisory or advisory fees nor other expenses of the Fund would increase as a result of the retention of NFJ and that the Fund’s total annual operating expenses would remain the same. Among other information, the Trustees considered (i) the level of the Fund’s advisory fees versus its peer group and peer universe as provided by Lipper; (ii) the level of the Fund’s sub-advisory fees; (iii) the allocation of the advisory fee between the Adviser and the sub-adviser, and the services provided by the Adviser, on the one hand, and the sub-adviser, on the other hand; (iv) that the Adviser (and not the Fund) pays the sub-advisory fees; (v) that the Fund pays a unitary fee for non-advisory services, which differentiates the Fund from many in the industry; and (vi) the Fund’s total expenses as compared to those funds in its peer group and peer universe as provided by Lipper. With respect to items (i) and (vi) above, the Trustees noted that, for the period ending June 30, 2008, the Fund’s advisory fees and total expense ratio were each at or below the median for the Fund’s expense peer groups. The Trustees also considered fees paid to NFJ for separate accounts managed in the small-cap value style. The Trustees considered the impact the transition to NFJ would have on the Fund’s portfolio, including the estimated transaction costs and expenses related to restructuring the Fund’s portfolio to comport with its proposed new investment strategies and NFJ’s management approach. The Trustees also took into account the estimated federal tax consequences of the anticipated restructuring of the Fund’s portfolio on shareholders, including the potential for the recognition of gains from the sale of portfolio securities.

The Trustees considered that under the NFJ Portfolio Management Agreement, NFJ may obtain research services from brokers in connection with portfolio securities transactions for the Fund as described under “Brokerage and Research Services” below.

The Trustees reviewed information regarding the cost of services provided by the Adviser (which took into account the sub-advisory fees to be paid to NFJ and the costs to be incurred by NFJ in providing services to the Fund) and the estimated profitability of the Adviser’s relationship with the Fund both assuming that the Fund continued to be sub-advised by OCC and assuming portfolio management responsibilities were transferred to NFJ. The Trustees concluded that they were satisfied that the Adviser’s estimated level of profitability from its relationship with the Fund would not be excessive if portfolio management responsibilities were transferred to NFJ, and also took into account Allianz Global Fund Management’s representation that its recommendation was not motivated at all by considerations of its or the sub-advisers’ profit levels.

The Trustees considered the extent to which the Adviser and NFJ may realize economies of scale or other efficiencies in managing and supporting the Fund. They noted that as assets increase, certain fixed costs may be spread across a larger asset base, and it was noted that any economies of scale or other efficiencies might be realized (if at all) across a variety of products and services, including the Fund. The Trustees noted that the methodology used by the Adviser to determine profitability has a bearing on their analysis of economies of scale. The Trustees noted that the Fund would retain its administrative fee breakpoint schedule and noted that the Independent Trustees had concluded in prior years that, under the circumstances, breakpoints in the administrative fee were an effective way to share any economies of scale or other efficiencies with Fund shareholders.

The Trustees also took into account that retaining NFJ in accordance with the SEC exemptive order would allow Fund shareholders to continue to hold their investment in a value-based fund managed by a seasoned sub-adviser in the Allianz family, without the delay and costs associated with a shareholder meeting and solicitation.

Based on these and other considerations as required by the exemptive order, the Trustees and the Independent Trustees determined that the change of sub-adviser from

OCC to NFJ was in the best interests of the Fund and its shareholders and did not involve a conflict of interest from which the Adviser, OCC or NFJ derived an inappropriate advantage.

After consideration of the foregoing factors and such other factors as the Trustees deemed relevant, the Trustees, including the Independent Trustees, unanimously concluded that it would be appropriate and desirable for NFJ to act as investment sub-adviser to the Fund and that their approval of the NFJ Portfolio Management Agreement with respect to the Fund is in the best interests of the Fund and its shareholders.

Changes in the Fund’s Investment Strategies and Principal Risks

With NFJ as sub-adviser, the Fund continues to be managed with the same investment objective, value focus and target market capitalization range for investments. However, the change in sub-adviser from OCC to NFJ resulted in certain changes to the Fund’s investment strategies to align with NFJ’s particular portfolio management approach. The Fund’s fundamental investment restrictions remained unchanged.

The Fund now seeks to achieve its objective by normally investing primarily in common stocks of companies that the portfolio managers believe are trading at attractive valuations. Previously, the Fund sought to achieve its objective by normally investing at least 65% of its assets in common stocks of companies that the portfolio managers believed were trading at prices below their intrinsic values (the values placed on a company by the portfolio managers consistent with their expectation of longer-term economic earnings and cash flows) and whose business fundamentals were expected to improve. The capitalization range of the Fund’s investments remains identical: although the Fund typically invests in companies with small to medium market capitalizations (between $1 billion and $15 billion), it may invest in companies in any capitalization range. The Fund’s ability to invest up to 25% of its assets in non-U.S. securities remains unchanged except that this now includes emerging market securities. The Fund also continues to invest a significant portion of its assets in common stocks of companies that the portfolio managers expect will generate income (for example, by paying dividends). The approximate number of holdings of the Fund is now normally 90 to 110. Prior to the change in sub-adviser, the approximate number of holdings of the Fund was normally 50 to 100.

With respect to the Fund’s stock selection process, the NFJ portfolio managers use a value investing style focusing on companies whose stocks they believe have low valuations. The NFJ portfolio managers use quantitative factors to screen the Fund’s initial selection universe. To further narrow the universe, the NFJ portfolio managers analyze factors such as price momentum (i.e., changes in stock price relative to changes in overall market prices), earnings estimate revisions (i.e., changes in analysts’ earnings-per-share estimates) and fundamental changes. The NFJ portfolio managers also classify the Fund’s selection universe by industry and then identify what they believe to be undervalued stocks in each industry to determine potential holdings for the Fund representing a broad range of industry groups. After still further narrowing the universe through a combination of qualitative analysis and fundamental research, the NFJ portfolio managers select approximately 90 to 110 stocks for the Fund. The NFJ portfolio managers consider selling a stock when any of the factors leading to its purchase materially changes or when a more attractive candidate is identified, including when an alternative stock with strong fundamentals demonstrates a lower price-to-earnings ratio, a higher dividend yield or other favorable qualitative metrics. Prior to the change in sub-adviser, OCC portfolio managers considered selling a stock when they believed that the company’s business fundamentals were weakening, when the stock’s valuation became excessive or when an alternative investment opportunity was deemed more attractive.

In addition to the principal risks to which the Fund was subject while under OCC’s management, the Fund’s revised investment strategies may also subject the Fund to Emerging Markets Risk, as described below, because its ability to invest up to 25% of its assets in non-U.S. securities now includes emerging market securities. The Fund no longer considers IPO Risk a principal risk.

Emerging Markets Risk. To the extent the Fund invests in non-U.S. securities, it may experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. issuers or securities that trade exclusively in U.S. markets. Non-U.S. investment risk may be particularly high to the extent that the Fund invests in emerging market securities, that is, securities of issuers tied economically to countries with developing economies. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. In addition, the risks associated with investing in a narrowly defined geographic area (as discussed in each of the Fund’s Prospectuses under “Non-U.S. Investment Risk” and “Focused Investment Risk”) are generally more pronounced with respect to investments in emerging market countries. The Fund may also be subject to this risk if it invests in derivatives or other securities or instruments whose value or returns are related to the value or returns of emerging market securities.

II.	OTHER INFORMATION

The Trust is an open-end management investment company (“mutual fund”) organized in 1990 as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts. The Trust currently consists of twenty-nine separate investment series. The address of the Trust is 1345 Avenue of the Americas, New York, New York 10105.

Investment Adviser

Allianz Global Fund Management serves as investment adviser for the Trust and the Fund, and is a wholly-owned indirect subsidiary of Allianz. Allianz, acting through an investment management division, was the former investment adviser to the Trust. Allianz was organized as a limited partnership under Delaware law in 1987. Allianz’s sole general partner is Allianz-Paclife Partners LLC. Allianz-Paclife Partners LLC is a Delaware limited liability company whose sole member is Allianz Global Investors U.S.

Holding LLC, a Delaware limited liability company. The sole member of Allianz Global Investors U.S. Holding LLC is Allianz Global Investors of America LLC. Allianz Global Investors of America LLC has two members, Allianz of America, Inc. (“Allianz of America”), a Delaware corporation owning a 99.9% non-managing interest, and Allianz Global Investors of America Holdings Inc., a Delaware corporation owning a 0.01% managing interest. Allianz of America is a wholly-owned subsidiary of Allianz SE. Allianz Global Investors of America Holdings Inc. is a wholly-owned subsidiary of Allianz Global Investors Aktiengesellschaft, which is an indirect subsidiary of Allianz SE. Allianz SE indirectly holds a controlling interest in Allianz. Allianz SE is a European-based, multinational insurance and financial services holding company. The address for Allianz-Paclife Partners LLC, Allianz Global Investors U.S. Holding LLC, Allianz Global Investors of America LLC and Allianz Global Investors of America Holding Inc. is 680 Newport Center Drive, Suite 250, Newport Beach, California 92660. The address for Allianz Global Investors Aktiengesellschaft is Nymphenburger Strasse 112-116, 80636 Munich, Germany. Allianz SE’s address is Koeniginstrasse 28, D-80802, Munich, Germany. Allianz’s address is 680 Newport Center Drive, Suite 250, Newport Beach, California 92660.

The general partner of Allianz has substantially delegated its management and control of Allianz to an Executive Committee.

The Adviser is located at 1345 Avenue of the Americas, New York, New York 10105. The Adviser and its investment management affiliates had approximately $767.2 billion of assets under management as of March 31, 2009.

Description of the Advisory Agreement. Allianz Global Fund Management has been the investment adviser to the Fund since October 1, 2002, and currently acts as the Fund’s Adviser pursuant to an advisory agreement dated November 15, 1994, as further amended and restated as of May 5, 2000 (as novated by the Novation dated September 30, 2002 among the Trust, the Adviser and Allianz) (the “Advisory Agreement”). The Advisory Agreement was last approved by the Trustees of the Trust at a meeting held on December 4, 2008 in connection with the Trustees’ annual review of the Fund’s advisory arrangements. The Advisory Agreement was last submitted to the Fund’s shareholders for approval on March 3, 2000 in connection with the acquisition of the parent company of the Fund’s Adviser by Allianz SE.

The Advisory Agreement requires that, subject to the general supervision of the Trustees, the Adviser, either directly or through others engaged by it, provide a continuous investment program for the Fund and determine the composition of the assets of the Fund, including the determination of the purchase, retention or sale of securities, cash and other investments for the Fund. The Adviser provides or arranges for the provision of such services in accordance with the Fund’s investment objectives, investment policies and investment restrictions as stated in the Trust’s registration statement filed with the SEC, as supplemented from time to time. The Advisory Agreement provides that the Adviser may, at its expense and subject to its supervision, engage sub-advisers to render any or all of the investment advisory services that the Adviser would be obligated to provide under the Advisory Agreement.

The Advisory Agreement provides that it will, unless sooner terminated in accordance with its terms, continue in effect with respect to the Fund for two years from its effective date, and thereafter on a yearly basis, provided such continuance is specifically approved at least annually (i) by the vote of a majority of the Board of Trustees of the Trust or (ii) by the vote of a majority of the outstanding voting securities of the Fund, and provided continuance is also specifically approved by the vote of a majority of the Board of Trustees of the Trust who are Independent Trustees and who have no direct or indirect financial interest in the Advisory Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement provides that it may not be materially amended without a majority vote of the outstanding voting securities of the Fund.

The Advisory Agreement may be terminated by the Trust at any time with respect to the services provided by the Adviser, without the payment of any penalty, by vote of a majority of the Board of Trustees of the Trust or by a vote of a majority of the outstanding voting shares of the Trust (or with respect to the Fund, by the vote of a majority of the outstanding voting shares of the Fund), or by the Adviser, on 60 days’ written notice to the other party, and will terminate automatically in the event of its assignment (as defined in the 1940 Act). In addition, the Advisory Agreement may be terminated with respect to the Fund by vote of a majority of the Independent Trustees, on 60 days’ written notice to the Adviser.

The Advisory Agreement generally provides that the Adviser will not be subject to any liability arising out of any services rendered by it under the Advisory Agreement, except by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Advisory Agreement.

The Advisory Agreement provides that the Adviser shall pay the expenses associated with maintaining its staff and personnel and shall, at its own expense, provide all services, equipment, office space and facilities necessary to perform its obligations under the Advisory Agreement.

For investment advisory services, the Fund pays Allianz Global Fund Management an advisory fee at the annual rate of 0.60% of the Fund’s average daily net assets. During the fiscal year ended June 30, 2008, this rate was subject to a voluntary fee waiver of 0.05% and the Fund paid the Adviser $9,508,737 under the Advisory Agreement. During the fiscal year ended June 30, 2009, this rate was subject to a voluntary fee waiver of 0.05% through June 8, 2009, and the Fund paid the Adviser $4,711,577 under the Advisory Agreement. This voluntary fee waiver is no longer in place.

Administrator

Allianz Global Fund Management also serves as the Trust’s and Fund’s administrator. For administrative services, Class A, B, C and R shareholders of the Fund pay Allianz Global Fund Management an administrative fee at the annual rate of 0.40% of average daily net assets (attributable to the particular Class). Class D shareholders of the Fund pay Allianz Global Fund Management an administrative fee at the annual rate of 0.65% of average daily net assets (attributable to Class D shares). Institutional and Administrative Class shareholders of the Fund pay Allianz Global Fund Management an administrative fee at the annual rate of 0.25% of average daily net assets (attributable to the particular Class). The administrative fee rate for Class A, B, C, D and R shares of the Fund is subject to a reduction of 0.025% to the extent the aggregate average daily net assets of the Fund exceed $1 billion, an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $2.5 billion, an additional 0.05% to the extent the aggregate average daily net assets of the Fund exceed $5.0 billion, an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $7.5 billion and an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $10.0 billion. The administrative fee rate for Institutional and Administrative Class shares of the Fund is subject to a reduction of 0.025% to the extent the aggregate average daily net assets of the Fund exceed $1 billion, and an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $2.5 billion. To the extent any such reduction in the administrative fee rate applies, the dollar amount of the fee reduction with respect to each share class is calculated and applied on a pro rata basis by reference to the percentage of the Fund’s aggregate average daily net assets attributable to that class. During the fiscal years ended June 30, 2008 and June 30, 2009, the Fund paid Allianz Global Fund Management a total of $6,746,318 and $3,382,162, respectively, in administrative fees for all share classes.

Information about the Sub-Adviser

NFJ is an investment management firm organized as a Delaware limited liability company and is a wholly-owned subsidiary of Allianz Global Investors Management Partners LLC (“AGI Management Partners”), which, in turn, is wholly owned by Allianz. AGI Management Partners is the sole member of NFJ. NFJ is the successor investment adviser to NFJ Investment Group, Inc., which commenced operations in 1989. NFJ is located at 2100 Ross Avenue, Suite 700, Dallas, Texas 75201. AGI Management Partners is located at 600 W. Broadway, San Diego, California 92101. NFJ provides investment management services to investment companies and institutional accounts. Accounts managed and advised by NFJ (including both discretionary and non-discretionary accounts) had combined assets, as of March 31, 2009, of approximately $21.5 billion.

Information about the managing directors of NFJ is provided below.

Managing Director	Principal Role

Barbara R. Claussen	Chief Operating Officer
Benno J. Fischer	Portfolio Manager
Paul A. Magnuson	Portfolio Manager
Jeffrey S. Partenheimer	Portfolio Manager

The address of the individuals listed above is 2100 Ross Avenue, Suite 700, Dallas, Texas 75201.

Other Funds Managed by the Sub-Adviser

NFJ provides investment advisory services to other series of the Trust that have a similar investment objective to the Fund covered by this Information Statement. The table below sets forth a list of each such other fund and states the size of such other fund and the rate of compensation paid by the Adviser (and not the fund) to NFJ for the provision of investment advisory services.

Name of Fund with Similar Investment Objective	Current Annual Portfolio Management Fee Rate (as a percentage of average daily net assets)	Approximate Net Assets as of June 30, 2009

Allianz NFJ All-Cap Value Fund	0.55%	$16,558,000

Allianz Dividend Value Fund	0.35%[1]	$6,103,000

Allianz NFJ International Value Fund	0.50%	$1,065,000

Allianz NFJ Large-Cap Value Fund	0.35%	$1,025,000

Allianz NFJ Mid-Cap Value Fund	0.50%	$7,017,000

Allianz NFJ Small-Cap Value Fund	0.50%[2]	$5,197,000

[1]

With respect to the Allianz NFJ Dividend Value Fund, the fee payable to NFJ is subject to a reduction of 0.025% on assets in excess of $7.5 billion and an additional 0.025% on assets in excess of $10 billion, each based on the Fund’s average daily net assets.

[2]

With respect to the Allianz NFJ Small-Cap Value Fund, the fee payable to NFJ is subject to a reduction of 0.025% on assets in excess of $3 billion, an additional 0.025% on assets in excess of $4 billion and an additional 0.025% on assets in excess of $5 billion, each based on the Fund’s average daily net assets.

Certain Trustees and Officers of the Trust

The following table lists the names of each Trustee and officer of the Trust who is also an officer, employee, director, general partner or shareholder of the Adviser or NFJ:

Name	Position with Trust	Position with Adviser or NFJ
E. Blake Moore, Jr.	President and Chief Executive Officer	Chairman of Management Board and Chief Executive Officer, Allianz Global Fund Management
Udo Frank	Trustee	Member of Management Board, Allianz Global Fund Management
John C. Maney	Trustee	Member of Management Board, Allianz Global Fund Management; Member of Compensation Committee, NFJ

Certain Regulatory Matters

In September 2004, Allianz Global Fund Management, PEA Capital LLC (“PEA”) and Allianz Global Investors Distributors LLC (the “Distributor” or “AGID”) settled a regulatory action with the SEC that alleged violations of various antifraud provisions of the federal securities laws in connection with an alleged market timing arrangement involving trading of shares of certain other open-end funds in the Trust advised by Allianz Global Fund Management. PEA, AGID and Allianz reached a settlement relating to the same subject matter with the Attorney General of the State of New Jersey in June 2004. Allianz, Allianz Global Fund Management, PEA and AGID paid a total of $68 million to the SEC and New Jersey to settle the claims related to market timing. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, and consented to cease and desist orders and censures. The settling parties did not admit or deny the findings in these settlements. Subsequent to these events, PEA deregistered as an investment adviser and dissolved.

Since February 2004, Allianz, Allianz Global Fund Management, AGID, PEA and certain of their employees have been defendants in eleven lawsuits filed in various jurisdictions, which have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland. The lawsuits generally relate to the same allegations that are the subject of the regulatory proceedings discussed above. The lawsuits seek, on behalf of fund shareholders or the funds themselves, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts, restitution and waiver of or return of certain sales charges paid by fund shareholders.

In July 2008, two individual shareholders of the Allianz OCC Target Fund and one individual shareholder of the Allianz OCC Growth Fund, other series of the Trust advised by Allianz Global Fund Management, filed a civil action in Suffolk Superior Court in The Commonwealth of Massachusetts against the Trust and each of its Trustees to compel the Trust to allow the shareholders to inspect various books, records and other documents relating to the Trust’s securities lending program (the “Program”). The Trust ceased participating in the Program effective March 16, 2009. Prior to bringing this action, these same shareholders had made demands relating to the Program, which the independent Trustees rejected. The action sought inspection rights, but not any monetary damages other than reasonable attorneys’ fees and related costs. The Court has since made rulings dismissing the individual Trustees from the lawsuit and denying injunctive relief against the only remaining defendant, the Trust, and subsequently entered judgment in favor of the Trust on all counts. The plaintiffs have since appealed the Court’s legal ruling, and that appeal is in process. The Trust intends to continue to defend this action vigorously.

It is possible that these matters and/or other developments resulting from these matters could result in increased Fund redemptions or other adverse consequences to the Fund. However, Allianz Global Fund Management, the NFJ and AGID believe that these matters are not likely to have a material adverse effect on the Fund or on Allianz Global Fund Management’s, the NFJ’s or AGID’s ability to perform their respective investment advisory or distribution services relating to the Fund.

The foregoing speaks only as of the date of this Information Statement.

Principal Underwriter

Allianz Global Investors Distributors LLC serves as the principal underwriter of each class of the Trust’s and Fund’s shares pursuant to a distribution contract (the “Distribution Contract”) with the Trust. AGID is an indirect, wholly-owned subsidiary of Allianz, is located at 1345 Avenue of the Americas, New York, New York 10105, and is a broker-dealer registered with the SEC. During the fiscal years ended June 30, 2008 and June 30, 2009, the Fund paid $11,525,511 and $5,336,438, respectively, to AGID under the Distribution Contract and corresponding distribution plans adopted pursuant to Rule 12b-1 under the 1940 Act.

Brokerage and Research Services

The Fund’s portfolio transactions on U.S. stock exchanges and other agency transactions involve payment by the Fund of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in non-U.S. securities generally involve the payment of fixed brokerage commissions, which are generally higher than those in the United States. There is generally no stated commission in the case of fixed-income securities and other securities traded on a principal basis in the over-the-counter markets, but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

When NFJ places orders for the purchase and sale of portfolio securities, options and futures contracts and buys and sells such securities, options and futures for the Fund, it is anticipated that such transactions will be effected through a substantial number of brokers and dealers selected by it in its discretion. In so doing, NFJ intends to use its best efforts to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, NFJ, having in mind the Fund’s best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in that or other transactions. Although the Fund may use a broker-dealer that sells Fund shares to effect transactions for the Fund’s portfolio, the Fund, the Adviser and NFJ will not consider the sale of Fund shares as a factor when selecting broker-dealers to execute those transactions.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research and brokerage products and services (together “services”) from broker-dealers that execute portfolio transactions for the clients of such advisers. Consistent with this practice, NFJ may receive services from many broker-dealers with which NFJ may place the Fund’s portfolio transactions. These services, which in some cases may also be purchased for cash, may include, among other things, such items as general economic and security market reviews, industry and company reviews, evaluations of securities, recommendations as to the purchase and sale of securities and services related to the execution of securities transactions. The advisory or sub-advisory fees paid by the Fund are not reduced because NFJ receives such services even though the receipt of such services relieves NFJ from expenses it might otherwise bear. Research and brokerage services provided by broker-dealers chosen by NFJ to place the Fund’s portfolio transactions may be useful to NFJ in providing services to NFJ’s other clients, although not all of these services may be necessarily useful and of value to NFJ in managing the Fund. Conversely, research and brokerage services provided to NFJ by broker-dealers in connection with trades executed on behalf of other clients of NFJ may be useful to NFJ in managing the Fund, although not all of these services may be necessarily useful and of value to NFJ in managing such other clients.

In reliance on the “safe harbor” provided by Section 28(e) of the Securities Exchange Act of 1934, as amended, under the NFJ Portfolio Management Agreement, NFJ may cause the Fund to pay a broker-dealer that provides “brokerage and research services” (as defined for purposes of Section 28(e)) to NFJ an amount of commission for effecting a securities transaction for the Fund in excess of the commission that another broker-dealer would have charged for effecting the transaction if NFJ determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer viewed in terms of either a particular transaction or the Adviser’s overall responsibilities to the advisory accounts for which NFJ exercises investment decisions.

During the fiscal years ended June 30, 2008 and June 30, 2009, the Fund paid $3,412,450 and $4,160,649, respectively, in brokerage commissions.

Outstanding Shares and Significant Shareholders

Information about the number of outstanding shares and significant shareholders of the Fund is set forth in Appendix B.

Upon request and without charge, the Fund will furnish each person to whom this Information Statement is delivered with a copy of the Fund’s latest annual report and semi-annual report to shareholders. To request a copy, please call the Trust’s Distributor at 1-800-498-5413 (for Institutional and Administrative Class Reports), 1-800-426-0107 (for Class A, Class B, Class C and Class R Reports), or 1-888-877-4626 (for Class D Reports), or write to the Trust at 1345 Avenue of the Americas, New York, New York 10105.

Only one copy of this Information Statement may be mailed to a household, even if more than one person in a household is a Fund shareholder of record, unless the Fund has received contrary instructions from one or more of the shareholders. If you need additional copies of this Information Statement and you are a holder of record of your shares, please call 1-800-426-0107. If your shares are held in broker street name please contact your financial service firm to obtain additional copies of this Information Statement. If in the future you do not want the mailing of information statements and proxy statements to be combined with those of other members of your household, or if you have received multiple copies of this Information Statement and want future mailings to be combined with those of other members of your household, please contact the Adviser in writing at Allianz Global Investors Fund Management LLC, c/o BFDS, Inc., P.O. Box 8050, Boston, MA 02266, or by telephone at 1-800-426-0107, or contact your financial service firm.

Appendix A

PORTFOLIO MANAGEMENT AGREEMENT

AGREEMENT made this 5th day of May, 2000 between PIMCO Advisors L.P. (the “Adviser”), a limited partnership, and NFJ Investment Group (the “Portfolio Manager”), a general partnership.

WHEREAS, PIMCO Funds: Multi-Manager Series (the “Trust”) is registered with the Securities and Exchange Commission (“SEC”) as an open-end, management investment company under the Investment Company Act of 1940 and the rules and regulations thereunder, as amended from time to time (the “1940 Act”); and

WHEREAS, the Trust is authorized to issue shares of beneficial interest (“Shares”) in separate series, with each such series representing interests in a separate portfolio; and

WHEREAS, the Trust has established multiple series, including operational series and series that are expected to be operational; and

WHEREAS, the Portfolio Manager is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940 and the rules and regulations thereunder, as amended from time to time (the “Advisers Act”); and

WHEREAS, the Trust has retained the Adviser to render management services to the Trust’s series pursuant to an Investment Advisory Agreement dated as of May 5, 2000, and such Agreement authorizes the Adviser to engage sub-advisers to discharge the Adviser’s responsibilities with respect to the management of such series; and

WHEREAS, the Adviser desires to retain the Portfolio Manager to furnish investment advisory services to one or more of the series of the Trust, and the Portfolio Manager is willing to furnish such services to such series and the Adviser in the manner and on the terms hereinafter set forth.

NOW THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed between the Adviser and the Portfolio Manager as follows:

1. Appointment. The Adviser hereby appoints NFJ Investment Group to act as Portfolio Manager to PIMCO Small-Cap Value, NFJ Equity Income, NFJ Value 25 and NFJ Value Funds (the “Funds”) for the periods and on the terms set forth in this Agreement. The Portfolio Manager accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

In the event the Adviser wishes to retain the Portfolio Manager to render investment advisory services to one or more series of the Trust other than the Funds, the Adviser shall notify the

Portfolio Manager in writing. If the Portfolio Manager is willing to render such services, it shall notify the Adviser in writing, whereupon such series shall become a Fund hereunder, and be subject to this Agreement.

2. Portfolio Management Duties. Subject to the supervision of the Trust’s Board of Trustees and the Adviser, the Portfolio Manager will provide a continuous investment program for the Funds and determine the composition of the assets of the Funds, including determination of the purchase, retention, or sale of the securities, cash, and other investments for the Funds. The Portfolio Manager will provide investment research and analysis, which may consist of computerized investment methodology, and will conduct a continuous program of evaluation, investment, sales, and reinvestment of the Funds’ assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Funds, when these transactions should be executed, and what portion of the assets of the Funds should be held in the various securities and other investments in which it may invest, and the Portfolio Manager is hereby authorized to execute and perform such services on behalf of the Funds. To the extent permitted by the investment policies of the Funds, the Portfolio Manager shall make decisions for the Funds as to foreign currency matters and make determinations as to the retention or disposition of foreign currencies or securities or other instruments denominated in foreign currencies, or derivative instruments based upon foreign currencies, including forward foreign currency contracts and options and futures on foreign currencies and shall execute and perform the same on behalf of the Funds. The Portfolio Manager will provide the services under this Agreement in accordance with each Fund’s investment objective or objectives, investment policies, and investment restrictions as stated in the Trust’s registration statement filed on Form N-1A with the SEC, as supplemented or amended from time to time (the “Registration Statement”), copies of which shall be sent to the Portfolio Manager by the Adviser. In performing these duties, the Portfolio Manager:

(a) Shall conform with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any applicable procedures adopted by the Trust’s Board of Trustees, and with the provisions of the Registration Statement, as supplemented or amended from time to time.

(b) Shall use reasonable efforts to manage each Fund so that it qualifies as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”).

(c) Is responsible, in connection with its responsibilities under this Section 2, for decisions to buy and sell securities and other investments for the Funds, for broker-dealer and futures commission merchant (“FCM”) selection, and for negotiation of commission rates. The Portfolio Manager’s primary consideration in effecting a security or other transaction will be to obtain the best execution for the Funds, taking into account the factors specified in the Prospectus and Statement of Additional Information for the Trust, as they may be amended or supplemented from time to time. Subject to such policies as the Board of Trustees may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, the

Portfolio Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Fund to pay a broker or dealer, acting as agent, for effecting a portfolio transaction at a price in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Portfolio Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Portfolio Manager’s overall responsibilities with respect to the Funds and to its other clients as to which it exercises investment discretion. To the extent consistent with these standards, and in accordance with Section 11(a) of the Securities Exchange Act of 1934 and the rules and regulations thereunder, and subject to any other applicable laws and regulations, the Portfolio Manager is further authorized to allocate the orders placed by it on behalf of the Funds to the Portfolio Manager if it is registered as a broker or dealer with the SEC, to its affiliate that is registered as a broker or dealer with the SEC, or to such brokers and dealers that also provide research or statistical research and material, or other services to the Funds or the Portfolio Manager. Such allocation shall be in such amounts and proportions as the Portfolio Manager shall determine consistent with the above standards, and, upon request, the Portfolio Manager will report on said allocation to the Adviser and the Board of Trustees of the Trust, indicating the brokers or dealers to which such allocations have been made and the basis therefor.

(d) May, on occasions when the purchase or sale of a security is deemed to be in the best interest of a Fund as well as any other investment advisory clients, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be sold or purchased with those of its other clients where such aggregation is not inconsistent with the policies set forth in the Registration Statement. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Portfolio Manager in a manner that is fair and equitable in the judgment of the Portfolio Manager in the exercise of its fiduciary obligations to the Trust and to such other clients.

(e) Will, in connection with the purchase and sale of securities for each Fund, arrange for the transmission to the custodian for the Trust on a daily basis, such confirmations, trade tickets, and other documents and information, including, but not limited to, Cusip, Sedol, or other numbers that identify securities to be purchased or sold on behalf of such Fund, as may be reasonably necessary to enable the custodian to perform its administrative and recordkeeping responsibilities with respect to such Fund, and, with respect to portfolio securities to be purchased or sold through the Depository Trust Company, will arrange for the automatic transmission of the confirmation of such trades to the Trust’s custodian.

(f) Will assist the custodian and recordkeeping agent(s) for the Trust in determining or confirming, consistent with the procedures and policies stated in the Registration Statement, the value of any portfolio securities or other assets of each Fund for which the custodian and recordkeeping agent(s) seek assistance from the Portfolio Manager or identify for review by the Portfolio Manager.

(g) Will make available to the Trust and the Adviser, promptly upon request, any of the Funds’ investment records and ledgers as are necessary to assist the Trust to comply with the requirements of the 1940 Act and the Advisers Act, as well as other applicable laws, and will furnish to regulatory authorities having the requisite authority any information or reports in connection with such services which may be requested in order to ascertain whether the operations of the Trust are being conducted in a manner consistent with applicable laws and regulations.

(h) Will regularly report to the Trust’s Board of Trustees on the investment program for each Fund and the issuers and securities represented in the Fund’s portfolio, and will furnish the Trust’s Board of Trustees with respect to each Fund such periodic and special reports as the Trustees may reasonably request.

(i) Shall be responsible for making reasonable inquiries and for reasonably ensuring that any employee of the Portfolio Manager has not, to the best of the Portfolio Manager’s knowledge:

(i) been convicted, in the last ten (10) years, of any felony or misdemeanor involving the purchase or sale of any security or arising out of such person’s conduct as an underwriter, broker, dealer, investment adviser, municipal securities dealer, government securities broker, government securities dealer, transfer agent, or entity or person required to be registered under the Commodity Exchange Act, or as an affiliated person, salesman, or employee of any investment company, bank, insurance company, or entity or person required to be registered under the Commodity Exchange Act; or

(ii) been permanently or temporarily enjoined by reason of any misconduct, by order, judgment, or decree of any court of competent jurisdiction from acting as an underwriter, broker, dealer, investment adviser, municipal securities dealer, government securities broker, government securities dealer, transfer agent, or entity or person required to be registered under the Commodity Exchange Act, or as an affiliated person, salesman or employee of any investment company, bank, insurance company, or entity or person required to be registered under the Commodity Exchange Act, or from engaging in or continuing any conduct or practice in connection with any such activity or in connection with the purchase or sale of any security.

3. Disclosure about Portfolio Manager. The Portfolio Manager has reviewed the Registration Statement and represents and warrants that, with respect to the disclosure about the Portfolio Manager or information relating, directly or indirectly, to the Portfolio Manager, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein not misleading. The Portfolio Manager further represents and warrants that it is a duly registered investment adviser under the Advisers Act and a duly registered investment adviser in all states in which the Portfolio Manager is required to be registered. The Adviser has received a current copy of the Portfolio Manager’s Uniform Application for Investment Adviser Registration on Form ADV, as filed with the SEC.

The Portfolio Manager agrees to provide the Adviser with current copies of the Portfolio Manager’s Form ADV, and any supplements or amendments thereto, as filed with the SEC.

4. Expenses. During the term of this Agreement, the Portfolio Manager will pay all expenses incurred by it and its staff and for their activities in connection with its services under this Agreement. The Portfolio Manager shall not be responsible for any of the following:

(a) Expenses of all audits by the Trust’s independent public accountants;

(b) Expenses of the Trust’s transfer agent(s), registrar, dividend disbursing agent(s), and shareholder recordkeeping services;

(c) Expenses of the Trust’s custodial services, including recordkeeping services provided by the custodian;

(d) Expenses of obtaining quotations for calculating the value of each Fund’s net assets;

(e) Expenses of obtaining Portfolio Activity Reports for each Fund;

(f) Expenses of maintaining the Trust’s tax records;

(g) Salaries and other compensation of any of the Trust’s executive officers and employees, if any, who are not officers, directors, stockholders, or employees of the Adviser, its subsidiaries or affiliates;

(h) Taxes, if any, levied against the Trust or any of its series;

(i) Brokerage fees and commissions in connection with the purchase and sale of portfolio securities for the Funds;

(j) Costs, including the interest expenses, of borrowing money;

(k) Costs and/or fees incident to meetings of the Trust’s shareholders, the preparation and mailings of prospectuses and reports of the Trust to its shareholders, the filing of reports with regulatory bodies, the maintenance of the Trust’s existence, and the registration of shares with federal and state securities or insurance authorities;

(l) The Trust’s legal fees, including the legal fees related to the registration and continued qualification of the Trust’s shares for sale;

(m) Costs of printing stock certificates, if any, representing Shares of the Trust;

(n) Trustees’ fees and expenses to trustees who are not officers, employees, or stockholders of the Portfolio Manager or any affiliate thereof;

(o) The Trust’s pro rata portion of the fidelity bond required by Section 17(g) of the 1940 Act, or other insurance premiums;

(p) Association membership dues;

(q) Extraordinary expenses of the Trust as may arise, including expenses incurred in connection with litigation, proceedings and other claims and the legal obligations of the Trust to indemnify its trustees, officers, employees, shareholders, distributors, and agents with respect thereto; and

(r) Organizational and offering expenses and, if applicable, reimbursement (with interest) of underwriting discounts and commissions.

5. Compensation. For the services provided, the Adviser will pay the Portfolio Manager a fee accrued and computed daily and payable monthly, based on the average daily net assets of each Fund as set forth on the Schedule A attached hereto.

6. Seed Money. The Adviser agrees that the Portfolio Manager shall not be responsible for providing money for the initial capitalization of the Trust or any Fund.

7. Compliance.

(a) The Portfolio Manager agrees that it shall immediately notify the Adviser and the Trust in the event (i) that the SEC has censured the Portfolio Manager; placed limitations upon its activities, functions or operations; suspended or revoked its registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, and (ii) upon having a reasonable basis for believing that a Fund has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio Manager further agrees to notify the Adviser and the Trust immediately of any material fact known to the Portfolio Manager respecting or relating to the Portfolio Manager that is not contained in the Registration Statement or prospectus for the Trust, or any amendment or supplement thereto, or of any statement contained therein that becomes untrue in any material respect.

(b) The Adviser agrees that it shall immediately notify the Portfolio Manager in the event (i) that the SEC has censured the Adviser or the Trust; placed limitations upon either of their activities, functions, or operations; suspended or revoked the Adviser’s registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, and (ii) upon having a reasonable basis for believing that any Fund has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.

8. Independent Contractor. The Portfolio Manager shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Adviser from time to time, have no authority to act for or represent the Adviser in any way or otherwise be deemed its agent. The Portfolio Manager understands that unless expressly provided herein or authorized from time to time by the Trust, the Portfolio Manager shall have no authority to act for or represent the Trust in any way or otherwise be deemed the Trust’s agent.

9. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Portfolio Manager hereby agrees that all records which it maintains for the Funds are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust’s or the Adviser’s request, although the Portfolio Manager may, at its own expense, make and retain a copy of such records. The Portfolio Manager further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act and to preserve the records required by Rule 204-2 under the Advisers Act for the period specified in that Rule.

10. Cooperation. Each party to this Agreement agrees to cooperate with each other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC) in connection with any investigation or inquiry relating to this Agreement or the Trust.

11. Services Not Exclusive. It is understood that the services of the Portfolio Manager are not exclusive, and nothing in this Agreement shall prevent the Portfolio Manager (or its affiliates) from providing similar services to other clients, including investment companies (whether or not their investment objectives and policies are similar to those of the Funds) or from engaging in other activities.

12. Liability. Except as provided in Section 13 and as may otherwise be required by the 1940 Act or other applicable law, the Adviser agrees that the Portfolio Manager, any affiliated person of the Portfolio Manager, and each person, if any, who, within the meaning of Section 15 of the Securities Act of 1933 (the “1933 Act”) controls the Portfolio Manager shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Portfolio Manager’s duties, or by reason of reckless disregard of the Portfolio Manager’s obligations and duties under this Agreement.

13. Indemnification. The Portfolio Manager agrees to indemnify and hold harmless, the Adviser, any affiliated person within the meaning of Section 2(a)(3) of the 1940 Act (“affiliated person”) of the Adviser and each person, if any, who, within the meaning of Section 15 of the 1933 Act, controls (“controlling person”) the Adviser (collectively, “PM Indemnified Persons”) against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses), to which the Adviser or such affiliated person or controlling person may become subject under the 1933 Act, 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Portfolio Manager’s responsibilities to the Trust which (i) may be based upon any misfeasance, malfeasance, or nonfeasance by the Portfolio Manager, any of its employees or representatives, or any affiliate of or any person acting on behalf of the Portfolio Manager (other than a PM Indemnified Person), or (ii) may be based upon any untrue statement or alleged untrue statement of a material fact contained in a registration statement or prospectus covering the Shares of the Trust or any Fund, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished to the Adviser, the Trust, or any affiliated person of the Trust by the Portfolio Manager or any affiliated person of the Portfolio Manager (other than a PM Indemnified Person); provided, however, that in no case is the Portfolio Manager’s indemnity in favor of the Adviser or any affiliated person or controlling person of the Adviser deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of his duties, or by reason of his reckless disregard of obligations and duties under this Agreement.

The Adviser agrees to indemnify and hold harmless the Portfolio Manager, any affiliated person within the meaning of Section 2(a)(3) of the 1940 Act of the Portfolio Manager and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls the Portfolio Manager (collectively, “Adviser Indemnified Persons”) against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses) to which the Portfolio Manager or such affiliated person or controlling person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Adviser’s responsibilities as adviser of the Trust which (i) may be based upon any misfeasance, malfeasance, or nonfeasance by the Adviser, any of its employees or representatives or any affiliate of or any person acting on behalf of the Adviser (other than an Adviser Indemnified Person) or (ii) may be based upon any untrue statement or alleged untrue statement of a material fact contained in a registration statement or prospectus covering Shares of the Trust or any Fund, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, unless such statement or omission was made in reliance upon written information furnished to the Adviser or any affiliated person of the Adviser by the Portfolio Manager or any affiliated person of the Portfolio Manager (other than an Adviser Indemnified Person); provided, however, that in no case is the indemnity of the Adviser in favor of the Portfolio Manager, or any affiliated person or controlling person of the Portfolio Manager deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of his duties, or by reason of his reckless disregard of obligations and duties under this Agreement.

14. Duration and Termination. This Agreement shall take effect as of the date hereof, and shall remain in effect for two years from such date, and continue thereafter on an annual basis with respect to a Fund; provided that such annual continuance is specifically approved at least annually (a) by the vote of a majority of the entire Board of Trustees of the Trust, or (b) by the vote of a majority of the outstanding voting securities (as such term is defined in the 1940 Act) of that Fund, and provided that continuance is also approved by the vote of a majority of the Board of Trustees of the Trust who are not parties to this Agreement or “interested persons” (as such term is defined in the 1940 Act) of the Trust, the Adviser, or the Portfolio Manager, cast in person at a meeting called for the purpose of voting on such approval. This Agreement may not be materially amended with respect to a Fund without the vote of a majority of the outstanding voting securities (as such term is defined in the 1940 Act) of that Fund, except to the extent permitted by any exemption or exemptions that may be granted upon application made to the SEC or by any applicable SEC rule. This Agreement may be terminated:

(a) by the Trust at any time with respect to the services provided by the Portfolio Manager, without the payment of any penalty, by vote of a majority of the entire Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities (as such term is defined in the 1940 Act) of the Trust or, with respect to a particular Fund, by vote of a majority of the outstanding voting securities of that Fund, on 60 days’ written notice to the Portfolio Manager;

(b) by the Portfolio Manager at any time, without the payment of any penalty, upon 60 days’ written notice to the Trust;

(c) by the Adviser at any time, without the payment of any penalty, upon 60 days’ written notice to the Portfolio Manager.

However, any approval of this Agreement by the holders of a majority of the outstanding voting securities (as such term is defined in the 1940 Act) of a particular Fund shall be effective to continue this Agreement with respect to the Fund notwithstanding (a) that this Agreement has not been approved by the holders of a majority of the outstanding voting securities of any other Fund or other series of the Trust or (b) that this Agreement has not been approved by the vote of a majority of the outstanding voting securities of the Trust, unless such approval shall be required by any other applicable law or otherwise. This Agreement will terminate automatically with respect to the services provided by the Portfolio Manager in the event of its assignment, as that term is defined in the 1940 Act, by the Portfolio Manager.

15. Agreement and Declaration of Trust. A copy of the Second Amended and Restated Agreement and Declaration of Trust of the Trust is on file with the Secretary of State of the Commonwealth of Massachusetts. Notice is hereby given that this Agreement is executed on behalf of the Trustees of the Trust as Trustees and not individually, and that the obligations of or arising out of this Agreement are not binding upon any of the Trustees, officers or shareholders of the Trust individually, but are binding only upon the assets and property of the Trust.

16. Miscellaneous.

(a) This Agreement shall be governed by the laws of California, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act, or rules or orders of the SEC thereunder.

(b) The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

(c) If any provisions of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable. To the extent that any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise with regard to any party hereunder, such provisions with respect to other parties hereto shall not be affected thereby.

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IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first above written.

PIMCO ADVISORS L.P.

		By:	/s/ Stephen J. Treadway
/s/ Newton B. Schott, Jr.			Stephen J. Treadway
Attest:	Newton B. Schott, Jr.	Title:	Executive Vice President
Title:	Vice President
NFJ INVESTMENT GROUP

		By:	/s/ John L. Johnson
/s/ Merrill L. Posey			John L. Johnson
Attest:	Merrill L. Posey	Title:	Managing Director
Title:	Notary

Schedule A

Fund	Portfolio Manager	Annual Fee Rate*
NFJ Equity Income Fund	NFJ Investment Group	0.35%
NFJ Value Fund	NFJ Investment Group	0.35%
Small-Cap Value Fund	NFJ Investment Group	0.50%
NFJ Value 25	NFJ Investment Group	0.40%

*	The Annual Fee Rates are based on the average daily net assets of the particular Fund taken separately.

NOVATION OF PORTFOLIO MANAGEMENT AGREEMENT

This Novation Agreement is entered into this 30th day of September, 2002 by and among Allianz Dresdner Asset Management of America L.P. (formerly PIMCO Advisors L.P.) (“ADAM”), a Delaware limited partnership, NFJ Investment Group (“NFJ”), a general partnership, and PIMCO Funds Advisors LLC (“PFA”), a Delaware limited liability company.

WHEREAS, PIMCO Funds: Multi-Manager Series (the “Trust”) has retained ADAM to render management services to the Trust’s series pursuant to an Investment Advisory Agreement dated May 5, 2000, as from time to time amended or supplemented, and such agreement authorizes ADAM to engage sub-advisers to discharge ADAM’s responsibilities with respect to the management of such series;

WHEREAS, ADAM has appointed NFJ to act as portfolio manager to PIMCO Small-Cap Value, PIMCO Equity Income, PIMCO Basic Value and NFJ Value 25 Funds (the “Funds”) pursuant to the terms of the Portfolio Management Agreement dated as of May 5, 2000 by and between ADAM and NFJ (as from time to time amended or supplemented, the “Portfolio Management Agreement”);

WHEREAS, ADAM, PFA and NFJ are all registered with the SEC as investment advisors under the Investment Advisers Act of 1940 and the rules and regulations thereunder, as amended from time to time;

WHEREAS, the Trust and ADAM desire that ADAM be replaced as the Funds’ investment advisor by PFA in a transaction which does not result in a change of actual control or management in accordance with Rule 2a-6 of the Investment Company Act of 1940; and

WHEREAS, ADAM desires to affect a novation of the Portfolio Management Agreement so that PFA is substituted for ADAM as a party to such agreement and ADAM is released from its obligations under such agreement, PFA desires to accept the novation thereof, and NFJ desires to consent to such novation;

NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties hereto agree as follows:

1. Novation and Acceptance. Subject to the terms and conditions contained herein, ADAM hereby affects a novation of the Portfolio Management Agreement to substitute PFA for ADAM as party to such agreement (the “Novation”), NFJ hereby consents to such Novation and hereby releases ADAM from all of its duties and obligations under the Portfolio Management Agreement, and PFA hereby accepts the Novation and hereby releases ADAM from all of its duties and obligations under the Portfolio Management Agreement and assumes all rights, duties and obligations of ADAM under such agreement. Any procedures established from time to time by agreement between ADAM and NFJ shall be assigned to PFA, subject to the terms and conditions contained herein and subject to amendment by mutual agreement of PFA and NFJ.

2. Term. The Novation shall become effective on the date hereof and shall extend for so long as the terms specified in Section 14 of the Portfolio Management Agreement are satisfied or until terminated in accordance with said Section 14.

3. No Termination. The parties agree that the Novation shall not constitute an “assignment” of the Portfolio Management Agreement for purposes of Section 14 of the Portfolio Management Agreement or the 1940 Act, and that the Portfolio Management Agreement, as so novated, shall remain in full force and effect after the Novation.

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IN WITNESS WHEREOF, the parties hereto have caused this Novation Agreement to be executed as of the day and year first above written.

ALLIANZ DRESDNER ASSET MANAGEMENT OF AMERICA L.P.

By:	/s/ Stephen J. Treadway
Name:	Stephen J. Treadway
Title:	Managing Director

NFJ INVESTMENT GROUP

By:	/s/ John L. Johnson
Name:	John L. Johnson
Title:	Managing Director

PIMCO FUNDS ADVISORS LLC

By:	/s/ Newton B. Schott, Jr.
Name:	Newton B. Schott, Jr.
Title:	Managing Director

ADDENDUM TO PORTFOLIO MANAGEMENT AGREEMENT

Allianz Global Investors Fund Management LLC

1345 Avenue of the Americas

New York, New York 10105

June 8, 2009

NFJ Investment Group LLC

2100 Ross Avenue, Suite 700

Dallas, TX 75201

RE: Allianz NFJ Renaissance Fund

Ladies and Gentlemen:

This will confirm the agreement between Allianz Global Investors Fund Management LLC (the “Adviser”) and NFJ Investment Group LLC (the “Portfolio Manager”) as follows:

1. Allianz Funds (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust and consisting of such separate investment portfolios as have been or may be established by the Trustees of the Trust from time to time. Up to eight separate classes of shares of beneficial interest in the Trust are offered to investors with respect to each investment portfolio. Allianz NFJ Renaissance Fund (formerly, Allianz OCC Renaissance Fund) (the “Fund”) is a separate investment portfolio of the Trust.

2. In reliance on and in accordance with a Securities and Exchange Commission order (the “Order”) granted to the Trust under Section 6(c) of the Investment Company Act of 1940 (the “1940 Act”) for an exemption from Section 15(a) of the 1940 Act and Rule 18f-2 under the 1940 Act, the Trustees of the Trust, including a majority of the Trustees who are not “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) of the Trust, have authorized the replacement of the Fund’s current sub-adviser, Oppenheimer Capital LLC (“OCC”), a wholly-owned indirect subsidiary (as defined in section 2(a)(43) of the 1940 Act) of Allianz Global Investors of America L.P. (“AGI”), with the Portfolio Manager, also a wholly-owned indirect subsidiary of AGI, without approval of the Fund’s shareholders, and have made various required findings required under the Order, and the portfolio management agreement between the Adviser and OCC with respect to the Fund has been terminated as of the date hereof.

3. The Adviser and the Portfolio Manager have entered into a Novation Agreement dated September 30, 2002, pursuant to which the Adviser agreed to assume the duties of Allianz Global Investors of America L.P. (formerly Allianz Dresdner Asset Management of America L.P.) (the “Prior Adviser”) under a Portfolio Management Agreement between the Prior Adviser and the Portfolio Manager dated May 5, 2000 (as novated and as from time to time in effect, the “Agreement”), pursuant to which the Prior Adviser retained the Portfolio Manager to provide investment advisory and other services specified in the Agreement to specified series of the Trust, and the Portfolio Manager has accepted such employment.

4. As provided in paragraph 1 of the Agreement, the Adviser hereby appoints the Portfolio Manager to serve as Portfolio Manager with respect to the Fund, and the Portfolio Manager accepts such appointment, the terms and conditions of such employment to be governed by the Agreement, which is hereby incorporated herein by reference. The Adviser and the Portfolio Manager agree to observe the applicable terms of the Order while the Agreement remains in effect with respect to the Fund.

5. As provided in paragraph 5 of the Agreement and subject to further conditions set forth therein, the Adviser shall with respect to the Fund pay the Portfolio Manager a monthly fee at the following annual rate based upon the average daily net assets of the Fund:

Fund	Fee Rate
Allianz NFJ Renaissance Fund	0.50%

6. This Addendum and the Agreement shall take effect with respect to the Fund as of the date hereof, and shall remain in effect, unless sooner terminated as provided in the Agreement and herein, with respect to the Fund for a period of two years following such effective date. This Addendum and the Agreement shall continue thereafter on an annual basis with respect to the Fund provided that such annual continuance is specifically approved at least annually (a) by vote of a majority of the Board of Trustees of the Trust, or (b) by vote of a majority of the outstanding voting securities (as such term is defined in 1940 Act and the rules and regulations thereunder, as amended from time to time) of the Fund, and provided that continuance is also approved by vote of a majority of the Board of Trustees of the Trust who are not parties to this Addendum or the Agreement or “interested persons” (as such term is defined in the 1940 Act and the rules and regulations thereunder, as amended from time to time) of the Trust, the Adviser, or the Portfolio Manager, cast in person at a meeting called for the purpose of voting on such approval. This Addendum and the Agreement may not be materially amended with respect to the Fund without a majority vote of the outstanding voting securities (as such term is defined in the 1940 Act and the rules and regulations thereunder, as amended from time to time) of the Fund, except to the extent permitted by any exemption or exemptions that have or may be granted upon application to the Securities and Exchange Commission (the “SEC”) or by any applicable SEC rule.

This Addendum and the Agreement may be terminated:

(a) by the Trust at any time with respect to the services provided by the Portfolio Manager, without the payment of any penalty, by vote of a majority of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting shares of the Trust or, with respect to the Fund, by vote of a majority of the outstanding voting securities (as such term is defined in the 1940 Act and the rules and regulations thereunder, as amended from time to time) of the Fund, on 60 days’ written notice to the Portfolio Manager;

(b) by the Portfolio Manager at any time, without the payment of any penalty, upon 60 days’ written notice to the Adviser;

(c) by the Adviser at any time, without the payment of any penalty, upon 60 days’ written notice to the Portfolio Manager.

However, any approval of this Addendum and the Agreement by the holders of a majority of the outstanding voting securities (as such term is defined in the 1940 Act and the rules and regulations thereunder, as amended from time to time) of the Fund shall be effective to continue this Addendum and the Agreement with respect to the Fund notwithstanding (a) that this Addendum and the Agreement have not been approved by the holders of a majority of the outstanding shares of any other investment portfolio of the Trust or (b) that this Addendum and the Agreement have not been approved by the vote of a majority of the outstanding shares of the Trust, unless such approval shall be required by any other applicable law or otherwise. This Addendum and the Agreement will terminate automatically with respect to the services provided by the Portfolio Manager in the event of its assignment (as that term in defined in the 1940 Act and the rules and regulations thereunder, as amended from time to time) by the Portfolio Manager.

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If the foregoing correctly sets forth the agreement between the Adviser and the Portfolio Manager, please so indicate by signing and returning to the Adviser the enclosed copy hereof.

Very truly yours,

Allianz Global Investors Fund Management LLC

By:	/s/ E. Blake Moore, Jr.
Name:	E. Blake Moore, Jr.
Title:	Chief Executive Officer

ACCEPTED:

NFJ Investment Group LLC

By:	/s/ Barbara Claussen
Name:	Barbara Claussen
Title:	Managing Director, Chief Operating Officer

By:	/s/ Paul Magnuson
Name:	Paul Magnuson
Title:	Managing Director

A-1

Appendix B

Outstanding Shares and Significant Shareholders

As of June 17, 2009, as shown on the books of the Trust, there were issued and outstanding the following number of shares of beneficial interest of each class of the Fund:

Class	Shares Outstanding
Class A	29,202,583.213
Class B	14,098,397.837
Class C	21,632,436.445
Class D	824,098.231
Class R	1,422,552.591
Administrative Class	863,475.112
Institutional Class	1,979,658.130

As of June 17, 2009, to the best of the knowledge of the Trust, the following persons owned beneficially 5% or more of the outstanding shares of the indicated classes of the Fund:

	Fund Shareholder	Number of Shares	Percentage of Class
	Class A
b	MLPF&S for the Sole Benefit of Its Customers, 4800 Deer Lake Dr E, Fl. 3, Jacksonville, FL 32246-6484	3,772,881.999	12.93%
	Hartford Life Insurance Co. 401K Separate Account, PO Box 2999, Hartford, CT 06104-2999	2,142,678.179	7.34%
	Class B
	Morgan Stanley & Co, Harborside Financial Center, Plaza II, 3rd Fl, Jersey City, NJ 07311	960,990.925	6.81%
	Citigroup Global Markets, Inc., 333 West 34th St., New York, NY 10001-2402	710,025.65	5.03%
	Class C
b	MLPF&S for the Sole Benefit of Its Customers, 4800 Deer Lake Dr E., Fl 3, Jacksonville, FL 32246-6484	3,411,232.386	15.76%
	Citigroup Global Markets, Inc., 333 West 34th St., New York, NY 10001-2402	1,943,056.737	8.98%
	Class D
a,b	Charles Schwab & Co Inc. Special Custody Accounts FBO Customers, 101 Montgomery St., San Francisco, CA 94104-4151	403,925.018	49.04%
	Class R
	Capital Bank & Trust Company TTEE FBO Alcan Rolled Products-Ravenswood LLC Salaried DCP 401K, 8515 E Orchard Rd, Greenwood Village, CO 80111-5002	127,453.463	8.96%
b	MLPF&S For the Sole Benefit of its Customers, 4800 Deer Lake Dr E., Fl 3, Jacksonville, FL 32246-6484	119,704.251	8.41%
	Leonard Miller FBO Miller Advertising Agency Inc Profit Sharing Plan Dtd 11/29/93, 71 Fifth Ave., New York, NY 1003-3004	99,939.574	7.03%
	Capital Bank & Trust Co TTEE, FBO PICIS Inc 401K PSP & Trust, 8515 E Orchard Rd., Greenwood Village, CO 80111-5002	99,664.377	7.01%
	Capital Bank & Trust Co TTEE, FBO Alcan Rolled Products-Ravenswood LLC Savings Plan for USW Represented Employees, 8515 E. Orchard Rd., Greenwood Village, CO 80111-5002	81,507.291	5.73%

B-1

	Fund Shareholder	Number of Shares	Percentage of Class
	Administrative Class
a	Orchard Trust Co LLC, FBO Employee Benefits Clients, c/o Great West, 8515 E. Orchard Rd., Englewood, CO 80111-5002	253,639.688	29.37%
	American United Life Insurance Co Group Retirement Annuity SEP, One American Square, Indianapolis, IN 46282-0020	200,014.487	23.16%
	Patterson & Co Omnibus, 1525 W. WT Harris Blvd, Charlotte, NC 28288-0001	137,156.250	15.88%
	Wilmington Trust Comp Cust FBO Memorial Hlth Sys of East TX, c/o Mutual Funds, PO Box 8880, Wilmington, DE 19899-8880	48,812.869	5.65%
b	Wachovia Bank FBO Various Retirement Plans, 1525 West WT Harris Blvd NC 1151, Charlotte, NC 28288-0001	47,686.648	5.52%
	Institutional Class
a	Allianz Funds Multi-Strategy Trust on behalf of Allianz Global Inv Sol Core Allocation Fund, 600 W Broadway, San Diego, CA 92101-3311	1,097,518.480	55.44%
b	T Rowe Price Trust Co TTEE FBO Retirement Plan Clients, PO Box 17215, Baltimore, MD 21297-1215	421,876.821	21.31%
b	Charles Schwab & Co Inc Special Custody Account for Exclusive Benefit of Its Customers, 101 Montgomery Street, San Francisco, CA 94104-4151	300,055.220	15.16%

a = Entity owned 25% or more of the outstanding shares of beneficial interest of the Fund, and therefore may be presumed to “control” the Funds, as that term is defined in the 1940 Act.

b = Shares are believed to be held only as nominee.

As of June 17, 2009, to the best of the knowledge of the Trust, in the aggregate the officers and Trustees of the Trust as a group beneficially owned less than 1% of the outstanding shares of the Fund and of the Trust as a whole.

B-2